SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 9, 1999

                           GEOTEK COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

         Delaware                      0-17581                   22-2358635
(State of other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

102 Chestnut Ridge Road, Montvale, New Jersey                       07645
(Address of principal executive offices)                         (Zip Code)

         Registrant's telephone number, including area code 201-930-9305

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On April 9, 1999, Geotek Communications, Inc. and its domestic subsidiaries (the "Debtors") filed the Debtors' First Amended Consolidated Plan of Liquidation (the "Plan") and related Disclosure Statement in the Bankruptcy Court for the District of Delaware. Pursuant to the Plan, if confirmed, the Debtors' Preferred Stock and Common Stock will be canceled upon the effective date of the Plan. The holders of Debtors' Preferred Stock and Common Stock will not receive or retain any property under the Plan.

      Copies of the Plan and related Disclosure Statement are attached hereto as
Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

            (99) Debtors' First Amended Consolidated Plan of Liquidation and related Disclosure Statement

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GEOTEK COMMUNICATIONS, INC.

Date:   April 15, 1999                     By:  /s/ Anne E. Eisele
                                              -------------------------
                                               Name:  Anne E. Eisele
                                               Title  President and CFO